Exhibit 10.44

SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of March 26, 2019 is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Seller”), the Buyers party to the Repurchase Agreement (defined below) (the “Buyers”), and U.S. Bank National Association, a national banking association, as administrative agent for the Buyers (the “Administrative Agent”).
RECITALS
A.    The Seller, the Buyers, and the Administrative Agent are parties to a Second Amended and Restated Master Repurchase Agreement dated as of February 27, 2015, a First Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 26, 2016, a Second Amendment to Second Amended and Restated Master Repurchase Agreement dated as of June 24, 2016, a Third Amendment to Second Amended and Restated Master Repurchase Agreement dated as of September 23, 2016, a Fourth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 24, 2017, a Fifth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 23, 2018, and a Sixth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 22, 2019 (as amended, restated, or otherwise modified from time to time, the “Repurchase Agreement”).
B.    The parties hereto desire to amend the Repurchase Agreement as provided herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2.Amendments.
2.1    Transaction Sublimits. Section 4.2(b) of the Repurchase Agreement is amended and restated in its entirety as follows:
(b) The outstanding Purchase Prices of all Purchased Loans that are Wet Loans shall not exceed (x) 65% of the Maximum Aggregate Commitment for the last five Business Days of March 2019 and the first five Business Days of April 2019; (y) 55% of the Maximum Aggregate Commitment on any of the first five and last five Business Days of any other months; or (z) 35% of the Maximum Aggregate Commitment on any other day (the “Wet Loans Sublimit”).
2.2    Schedules. Schedule BC to the Repurchase Agreement is amended and restated to read in its entirety as set forth on Schedule BC hereto.
Section 3.Effectiveness. This Amendment shall become effective as of the date first above written upon the Seller’s fulfillment of the following conditions precedent:
3.1    The Administrative Agent shall have received (or be satisfied that it will receive by such deadline as the Administrative Agent shall specify) the following, all of which must be satisfactory in form and content to the Administrative Agent:
(a)this Amendment, duly executed by the Seller, the Required Buyers, and the Administrative Agent;
(b)a fee letter, duly executed by the Seller and the Administrative Agent; and

(c)a certificate of the General Partner’s corporate secretary or assistant secretary or other authorized officer dated as of the date hereof as to (i) the incumbency of the officers of the Seller executing this Amendment and all other Repurchase Documents executed or to be executed by or on behalf of the Seller, (ii) the authenticity of their signatures, and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it (the Administrative Agent, the Buyers and the Custodian shall be entitled to rely on that certificate until the Seller has furnished a new certificate to the Administrative Agent), (iii) resolutions of the General Partner’s board of directors, authorizing the execution, delivery and performance by the Seller of this Amendment and all other Repurchase Documents to be delivered by the Seller pursuant to this Amendment and (iv) copies of the Seller’s (1) limited partnership agreement, (2) certificate of limited partnership issued by the state of Texas, (3) articles of incorporation certified by the Secretary of State of the State of the General Partner, and (4) bylaws and all amendments, or certification that there have been no changes to such documents since a true and correct copy thereof was delivered to the Administrative Agent and that such documents are in full force and effect.
3.2    Payment to the Administrative Agent or the Custodian, as applicable, of all fees and expenses (including the disbursements and reasonable fees of the Administrative Agent’s attorneys) of the Administrative Agent and the Buyers payable by Seller pursuant to Section 9 of the Repurchase Agreement accrued and billed for to the date of the Seller’s execution and delivery of this Agreement.
Section 4.Miscellaneous.
4.1    Ratifications. This Amendment shall modify and supersede all terms and provisions set forth in the Repurchase Documents that are inconsistent with this Amendment, and the terms and provisions of the Repurchase Documents are ratified and confirmed and shall continue in full force and effect.
4.2    Seller Representations and Warranties. The Seller hereby represents and warrants that the representations and warranties set forth in Section 15 of the Repurchase Agreement are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof.
4.3    Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4    Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
4.5    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.
4.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller, the Buyers, the Administrative Agent, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and, to the extent required by the Repurchase Agreement, the Buyers.
4.7    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
4.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

2

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first set forth above.
DHI MORTGAGE COMPANY, LTD.,
as Seller and Servicer

By: DHI Mortgage Company GP, Inc.
Its General Partner

By: /s/ MARK C. WINTER
Name: Mark C. Winter
Title: Executive Vice President

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Buyer

By: /s/ EDWIN D. JENKINS
Name: Edwin D. Jenkins
Title: Senior Vice President

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

ASSOCIATED BANK, N.A., as a Buyer

By: /s/ THOMAS J. CONNALLY
Name: Thomas J. Connally
Title: Senior Vice President

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

BRANCH BANKING & TRUST COMPANY, as a Buyer

By: /s/ SAMUEL W. BRYAN
Name: Samuel W. Bryan
Title: Senior Vice President

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

COMERICA BANK, as a Buyer

By: /s/ ART SHAFER
Name: Art Shafer
Title: Senior Vice President

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

TIAA, FSB, formerly known as EVERBANK, as a Buyer

By: /s/ E.R. MOORE
Name: E.R. Moore
Title: Vice President

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

BMO HARRIS BANK N.A., as a Buyer

By: /s/ BOB BOMBEN
Name: Bob Bomben
Title: Director

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

STERLING NATIONAL BANK, as a Buyer

By: /s/ EDDIE OTHMAN
Name: Eddie Othman
Title: Senior Vice President

Seventh Amendment to Second Amended and Restated Master Repurchase Agreement

SCHEDULE BC TO SEVENTH AMENDMENT
TO SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE BC
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THE BUYERS' COMMITTED SUMS

Buyer
Except as provided in the below chart, Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

January 21 - March 21
April 23 - June 20
July 23 - December 19

Except as provided in the below chart, Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

June 21 - July 22
December 20 - January 20

U.S. Bank National Association	$206,250,000	$249,218,750
Associated Bank, N.A.	$37,500,000	$45,312,500
Branch Banking & Trust Company	$105,000,000	$126,875,000
Comerica Bank	$105,000,000	$126,875,000
TIAA, FSB, f/k/a EverBank	$90,000,000	$108,750,000
BMO Harris Bank N.A.	$28,125,000	$33,984,375
Sterling National Bank	$28,125,000	$33,984,375
Maximum Aggregate Commitment	$600,000,000	$725,000,000

Buyer	Committed Sum for March 22, 2019 through and including April 22, 2019
U.S. Bank National Association	$324,218,750
Associated Bank, N.A.	$45,312,500
Branch Banking & Trust Company	$126,875,000
Comerica Bank	$126,875,000
TIAA, FSB, f/k/a EverBank	$108,750,000
BMO Harris Bank N.A.	$33,984,375
Sterling National Bank	$33,984,375
Maximum Aggregate Commitment	$800,000,000

Buyer	Committed Sum for September 20, 2019 through and including November 5, 2019
U.S. Bank National Association	$275,000,000
Associated Bank, N.A.	$50,000,000
Branch Banking & Trust Company	$140,000,000
Comerica Bank	$140,000,000
TIAA, FSB, f/k/a EverBank	$120,000,000
BMO Harris Bank N.A.	$37,500,000
Sterling National Bank	$37,500,000
Maximum Aggregate Commitment	$800,000,000

Sch. BC